Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This Second Amendment to Credit Agreement (this “Amendment”) dated as of August 10, 2009 (the “Effective Date”) among SERVICE CORPORATION INTERNATIONAL (the “Borrower”); the undersigned Guarantors; the lenders (collectively, the “Lenders”) now or hereafter party to the Credit Agreement (as hereinafter defined), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) for the Lenders;
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of November 28, 2006 (as amended and supplemented to the date hereof, the “Credit Agreement); and
     WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lenders do hereby agree as follows:
     Section 1. Section 6.06(n) of the Credit Agreement is hereby amended to read in its entirety as follows:
     “(n) Other Permitted Acquisitions, which, when combined with the Permitted Acquisitions allowed under clause (j), above, do not exceed a total consideration (other than common stock) of $200,000,000 or more in any twelve (12) month period (including Indebtedness assumed pursuant to Section 6.01(l) above); provided that both before and immediately after giving effect to any such Permitted Acquisition (other than those allowed under clause (j)), the Borrower has at least $50,000,000 in liquidity in the form of Permitted Investments and at least $150,000,000 of total liquidity, including (A) unrestricted cash, (B) Permitted Investments and (C) the difference between the aggregate Revolving Loan Commitments as of such date and the aggregate Revolving Credit Exposure as of such date.”
     Section 2. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except if and to the extent that it relates to an earlier date, in which case such representation and warranty shall be true as of such earlier date). The Borrower hereby certifies that no event has occurred and is continuing which constitutes a Default or an Event of Default.
     Section 3. Ratification. The Borrower and each of the Guarantors hereby ratifies all of its obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein, except as such covenants and obligations are specifically amended by this Amendment.
     Section 4. Definitions and References. Any term used herein that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or Lender by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as amended.
     Section 5. Effectiveness. This Amendment shall become effective on the Effective Date, conditioned upon (i) its execution and delivery by the Borrower and the Required Lenders and (ii) payment by the Borrower of all applicable fees owing to each Lender that executes this Amendment by 5:00 p.m., EDT on the Effective Date. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 6. Miscellaneous. This Amendment (a) is a Loan Document; (b) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered either in original, facsimile or electronic form, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (c) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.
     THE LOAN DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Administrative Agent and the Lenders have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ Hoby B. Dillon
Hoby B. Dillon, Senior Vice President

BANK OF AMERICA, N.A., individually and as Syndication Agent
By:	/s/ Gary L. Mingle
Gary L. Mingle, Senior Vice President

SCOTIABANC INC.
By:	/s/ J. F. Todd
J. F. Todd, Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Dianne Felker
Dianne Felker, Senior Vice President

MERRILL LYNCH CAPITAL CORPORATION
By:	/s/ Karen A. Browning
Karen A. Browning, Vice President

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ William B. Pyle
William B. Pyle, Senior Vice President

[Signature Page to Second Amendment to
Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ William M. Ginn
William M. Ginn, Executive Officer

FIFTH THIRD BANK
By:	/s/ Mitchell A. Early
Mitchell A. Early, Officer — Portfolio Manager

LEHMAN COMMERCIAL PAPER INC.
By:
Name:
Title:
[Signature Page to Second Amendment to
Credit Agreement]

RAYMOND JAMES BANK, FSB
By:	/s/ Garrett McKinnon
Garrett McKinnon, Senior Vice President

REGIONS BANK
By:	/s/ Keith S. Page
Keith S. Page, Senior Vice President

BANK OF TEXAS, N.A.
By:	/s/ Marian Livingston
Marian Livingston, Senior Vice President

MIZUHO CORPORATE BANK, LTD.
By:	/s/ Toru Inoue
Toru Inoue, Deputy General Manager

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ John Prigge
John Prigge, Assistant Vice President

COMPASS BANK
By:	/s/ Frank Carvelli
Frank Carvelli, Vice President

[Signature Page to Second Amendment to
Credit Agreement]

SUNTRUST BANK
By:	/s/ Shawn Wilson
Shawn Wilson, Vice President

[Signature Page to Second Amendment to
Credit Agreement]

BORROWER:	SERVICE CORPORATION INTERNATIONAL
	By:	/s/ Eric D. Tanzberger
Eric D. Tanzberger, Senior Vice President,
Chief Financial Officer and Treasurer

GUARANTORS:	SCI MANAGEMENT L.P.
	By:	SCI ADMINISTRATIVE SERVICES, LLC,
General Partner

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs, Vice President

SCI EASTERN MARKET SUPPORT CENTER, L.P.
	By:	SCI EOPS HQ, INC., General Partner

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs, Vice President

SCI HOUSTON MARKET SUPPORT CENTER, L.P.
	By:	SCI HOUSTON HUB, INC., General Partner

	By:	/s/ Curtis G. Briggs
Curtis G. Briggs, Vice President

[Signature Page to Second Amendment to
Credit Agreement]

ALDERWOODS (TEXAS) L.P.
By:	ALDERWOODS (PARTNER), INC., General Partner

By:	/s/ Curtis G. Briggs
Curtis G. Briggs, Vice President

DIRECTORS (TEXAS) L.P.
By:	DSP GENERAL PARTNER, INC., General Partner

By:	/s/ Curtis G. Briggs
Curtis G. Briggs, Vice President

PINEY GROVE, LLC
By:	/s/ Edward A. Fowler
Edward A. Fowler, Manager

STORMY SKY, LLC
By:	/s/ Edward A. Fowler
Edward A. Fowler, Manager

EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE 1 HERETO
By:	/s/ Curtis G. Briggs
Curtis G. Briggs, President/Vice President

[Signature Page to Second Amendment to
Credit Agreement]

SCHEDULE 1
GUARANTORS
ADMINISTRATION SERVICES, INC.
ADVANCE FUNERAL INSURANCE SERVICES
ADVANCE PLANNING OF AMERICA, INC.
ADVANCED PLANNING (ALABAMA), INC.
ADVANCED PLANNING OF GEORGIA, INC.
AFFILIATED FAMILY FUNERAL SERVICE, INC.
ALDERWOODS (ALABAMA), INC.
ALDERWOODS (ALASKA), INC.
ALDERWOODS (ARIZONA), INC.
ALDERWOODS (ARKANSAS), INC.
ALDERWOODS (CHICAGO CENTRAL), INC.
ALDERWOODS (CHICAGO NORTH), INC.
ALDERWOODS (COLORADO), INC.
ALDERWOODS (COMMISSIONER), INC.
ALDERWOODS (CONNECTICUT), INC.
ALDERWOODS (DELAWARE), INC.
ALDERWOODS (GEORGIA) HOLDINGS, INC.
ALDERWOODS (GEORGIA), INC.
ALDERWOODS (IDAHO), INC.
ALDERWOODS (ILLINOIS), INC.
ALDERWOODS (INDIANA), INC.
ALDERWOODS (KANSAS), INC.
ALDERWOODS (MARYLAND), INC.
ALDERWOODS (MASSACHUSETTS), INC.
ALDERWOODS (MICHIGAN), INC.
ALDERWOODS (MINNESOTA), INC.
ALDERWOODS (MISSISSIPPI), INC.
ALDERWOODS (MISSOURI), INC.
ALDERWOODS (MONTANA), INC.
ALDERWOODS (NEVADA), INC.
ALDERWOODS (NEW MEXICO), INC.
ALDERWOODS (NEW YORK), INC.
ALDERWOODS (NORTH CAROLINA), INC.
ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC.
ALDERWOODS (OHIO) FUNERAL HOME, INC.
ALDERWOODS (OKLAHOMA), INC.
ALDERWOODS (OREGON), INC.
ALDERWOODS (PARTNER), INC.
ALDERWOODS (PENNSYLVANIA), INC.
ALDERWOODS (RHODE ISLAND), INC.
ALDERWOODS (SOUTH CAROLINA), INC.
ALDERWOODS (TENNESSEE), LLC
[Schedule 1 to Signature Page]

ALDERWOODS (TEXAS) CEMETERY, INC.
ALDERWOODS (TEXAS), INC.
ALDERWOODS (VIRGINIA), INC.
ALDERWOODS (WASHINGTON), INC.
ALDERWOODS (WEST VIRGINIA), INC.
ALDERWOODS (WISCONSIN), INC.
ALDERWOODS GROUP (CALIFORNIA), INC.
ALDERWOODS GROUP, LLC
ALDERWOODS LIFE INSURANCE GROUP, INC.
AMERICAN BURIAL AND CREMATION CENTERS, INC.
AMG, INC.
AUMAN FUNERAL HOME, INC.
AUMAN’S, INC.
BAMFH, INC.
BENNETT-EMMERT-SZAKOVITS FUNERAL HOME, INC.
BRIGHT UNDERTAKING COMPANY
BURGEE-HENSS-SEITZ FUNERAL HOME, INC.
CALIFORNIA CEMETERY AND FUNERAL SERVICES, LLC
CAROTHERS HOLDING COMPANY, INC.
CEMCARE, INC.
CHAPEL HILL MEMORIAL GARDENS & FUNERAL HOME LTD.
CHARLES S. ZEILER & SON, INC.
CHAS. PETER NAGEL INC.
CHICAGO CEMETERY CORPORATION
CHRISTIAN FUNERAL SERVICES, INC.
CORAL RIDGE FUNERAL HOME AND CEMETERY, INC.
DANZANSKY-GOLDBERG MEMORIAL CHAPELS, INC.
DIGNITY MEMORIAL NETWORK, INC.
DIRECTORS CEMETERY (TEXAS), INC.
DIRECTORS SUCCESSION PLANNING II, INC.
DIRECTORS SUCCESSION PLANNING, INC.
DOBA-HABY INSURANCE AGENCY, INC.
DRMP HOLDINGS, INC.
DSP GENERAL PARTNER II, INC.
DSP GENERAL PARTNER, INC.
DUNWOOD CEMETERY SERVICE COMPANY
EAGLE FINANCIAL ASSOCIATES, INC.
EARTHMAN HOLDINGS, INC.
EARTHMAN LP, INC.
ECI ALABAMA SERVICES, LLC
ECI CAPITAL CORPORATION
ECI CEMETERY SERVICES OF GEORGIA, LLC
ECI CEMETERY SERVICES OF MARYLAND, LLC
ECI SERVICES OF MAINE, INC.
ECI SERVICES OF NEW HAMPSHIRE, INC.
ECI SERVICES OF SOUTH DAKOTA, INC.
[Schedule 1 to Signature Page]

ECI SERVICES OF VERMONT, INC.
ECI-CHAPEL HILL, INC.
ED MELENYZER CO.
EDWARD SAGEL FUNERAL DIRECTION, INC.
ELMWOOD ACQUISITION CORPORATION
ENSURE AGENCY OF PENNSYLVANIA, INC.
EVANS & EARLY, LLC
EVERGREEN FUNERAL HOME AND CEMETERY, INC.
FAMILY CARE, INC.
FHC REALTY, INC.
FLECK FUNERAL HOME, INC.
FLORIDA MARKER, LLC
FOUNTAINHEAD MEMORIAL PARK, LLC
FRANCIS F. SEIDEL, INC.
FUNERAL CORPORATION PENNSYLVANIA
FUNERAL SERVICE, INC.
FUNERAL SERVICES ACQUISITION GROUP, LLC
GARDEN SANCTUARY ACQUISITION, INC.
GARDEN STATE CREMATORY, INC.
GARY L. KAUFMAN FUNERAL HOME AT MEADOWRIDGE MEMORIAL PARK, INC.
GARY L. KAUFMAN FUNERAL HOME SOUTHWEST, INC.
GEORGE WASHINGTON CEMETERY COMPANY, LLC
GRACELAND CEMETERY DEVELOPMENT CO.
GREEN SERVICE CORPORATION
H. SAMSON, INC.
H.P. BRANDT FUNERAL HOME, INC.
HAROLD B. MULLIGAN CO., INC.
HAWAIIAN MEMORIAL LIFE PLAN, LTD.
HFCC HOLDINGS, INC.
HFH, INC.
HFJC HOLDINGS, INC.
I. J. MORRIS, INC.
INVESTMENT CAPITAL CORPORATION
JOSEPH GAWLER’S SONS, LLC
KADEK ENTERPRISES OF FLORIDA, INC.
KNEE FUNERAL HOME OF WILKINSBURG, INC.
LAKE VIEW MANAGEMENT COMPANY, INC.
LAKE VIEW MEMORIAL GARDENS, INC.
LAUGHLIN FUNERAL HOME, LTD.
LEMMON FUNERAL HOME OF DULANEY VALLEY, INC.
LINEBERRY GROUP, INC.
LORING BYERS FUNERAL DIRECTORS, INC.
MAKING EVERLASTING MEMORIES, L.L.C.
MEMORIAL GUARDIAN PLANS, INC.
MEMORIAL GUARDIAN PLANS, INC.
MFH, L.L.C.
[Schedule 1 to Signature Page]

MHI GROUP, LLC
MILLER-DIPPEL FUNERAL HOME, INC.
MR ADVERTISING AGENCY, LLC
MORAN-ASHTON FUNERAL HOME, INC.
MOUNT AUBURN MEMORIAL PARK, INC.
MOUNT VERNON MEMORIAL PARK
NAPLES MEMORIAL GARDENS, INC.
NATIONAL CREMATION SERVICE, INC.
NEW YORK FUNERAL CHAPELS, INC.
NEW YORK MARKER, LLC
NINETEEN THIRTY-FIVE HOLDINGS, INC.
NORTHEAST MONUMENT COMPANY, INC.
NORTHERN LAND COMPANY, INC.
OAK WOODS MANAGEMENT COMPANY
OSIRIS HOLDING CORPORATION
OSIRIS HOLDING OF FLORIDA, INC.
PANOLA COUNTY RESTLAND MEMORIAL PARK, INC.
PHOENIX MEMORIAL PARK ASSOCIATION
PINEVIEW MEMORIAL PARK, INC.
PIONEER FUNERAL PLANS, INC.
POTEET HOLDINGS, INC.
PSI FUNDING, INC.
REEVES, INC.
REMEMBRANCE MEMORIAL TRADITIONS, LLC
RG MEMORIAL CHAPELS, INC.
RH CEMETERY CORP.
RH MORTUARY CORPORATION
RIDGEWOOD CEMETERY COMPANY, INC.
ROBERT DOUGLAS GOUNDREY FUNERAL HOME, INC.
ROBERT L. HENDRICKS FUNERAL HOME, INC.
ROHLAND FUNERAL HOME
ROSE HILLS COMPANY
ROSE HILLS HOLDINGS CORP.
ROSEDALE CEMETERY COMPANY
ROSEDALE FUNERAL CHAPEL, INC.
RUZICH FUNERAL HOME, INC.
S & H PROPERTIES AND ENTERPRISES, INC.
SALVATORE AIR TRANSPORTATION CORP.
SAUL-GABAUER FUNERAL HOME, INC.
SCI ADMINISTRATIVE SERVICES, LLC
SCI ALABAMA FUNERAL SERVICES, LLC
SCI ALASKA FUNERAL SERVICES, INC.
SCI ARIZONA FUNERAL SERVICES, INC.
SCI ARKANSAS FUNERAL SERVICES, INC.
SCI CALIFORNIA FUNERAL SERVICES, INC.
SCI CAPITAL CORPORATION
[Schedule 1 to Signature Page]

SCI CERBERUS, LLC
SCI COLORADO FUNERAL SERVICES, INC.
SCI CONNECTICUT FUNERAL SERVICES, LLC
SCI EOPS HQ, INC.
SCI EXECUTIVE SERVICES, INC.
SCI FINANCIAL SERVICES, INC.
SCI FUNERAL & CEMETERY PURCHASING COOPERATIVE, INC.
SCI FUNERAL SERVICES OF FLORIDA, INC.
SCI FUNERAL SERVICES OF NEW YORK, INC.
SCI FUNERAL SERVICES, LLC
SCI GEORGIA FUNERAL SERVICES, INC.
SCI GEORGIA LAND, INC.
SCI HOUSTON HUB, INC.
SCI ILLINOIS SERVICES, INC.
SCI INDIANA FUNERAL SERVICES, INC.
SCI INTERNATIONAL LIMITED
SCI INVESTMENT SERVICES, INC.
SCI IOWA FINANCE COMPANY
SCI IOWA FUNERAL SERVICES, INC.
SCI KANSAS FUNERAL SERVICES, INC.
SCI KENTUCKY FUNERAL SERVICES, INC.
SCI LOAN SERVICES, LLC
SCI LOUISIANA FUNERAL SERVICES, INC.
SCI MARYLAND FUNERAL SERVICES, INC.
SCI MICHIGAN FUNERAL SERVICES, INC.
SCI MINNESOTA FUNERAL SERVICES, INC.
SCI MISSISSIPPI FUNERAL SERVICES, INC.
SCI MISSOURI FUNERAL SERVICES, INC.
SCI NEBRASKA FUNERAL SERVICES, INC.
SCI NEW JERSEY FUNERAL SERVICES, INC.
SCI NEW MEXICO FUNERAL SERVICES, INC.
SCI NORTH CAROLINA FUNERAL SERVICES, INC.
SCI OHIO FUNERAL SERVICES, INC.
SCI OKLAHOMA FUNERAL SERVICES, INC.
SCI OREGON FUNERAL SERVICES, INC.
SCI PENNSYLVANIA FUNERAL SERVICES, INC.
SCI RHODE ISLAND FUNERAL SERVICES, INC.
SCI SOUTH CAROLINA FUNERAL SERVICES, INC.
SCI SPECIAL, INC.
SCI TENNESSEE FUNERAL SERVICES, LLC
SCI TEXAS FINANCE COMPANY
SCI TEXAS FUNERAL SERVICES, INC.
SCI UTAH FUNERAL SERVICES, INC.
SCI VIRGINIA FUNERAL SERVICES, INC.
SCI WASHINGTON FUNERAL SERVICES, INC.
SCI WEST VIRGINIA FUNERAL SERVICES, INC.
[Schedule 1 to Signature Page]

SCI WESTERN MARKET SUPPORT CENTER, INC.
SCI WISCONSIN FUNERAL SERVICES, INC.
SECURITY TRUST PLANS, INC.
SENTINEL SECURITY PLANS, INC.
SOUTHEASTERN FUNERAL HOMES, INC.
ST. LAURENT FUNERAL HOME, INC.
STEPHENS BURIAL ASSOCIATION, INC.
STEPHENS FUNERAL BENEFIT ASSOCIATION, INC.
STEPHENS FUNERAL FUND, INC.
STERLING-ASHTON-SCHWAB FUNERAL HOME, INC.
STERLING-ASHTON-SCHWAB-WITZKE FUNERAL HOME OF CANTONVILLE, INC.
THE FRANK J. FISHER FUNERAL INSURANCE COMPANY
THE KNOLLWOOD CEMETERY COMPANY
THEO C. AUMAN, INC.
THOMAS M. QUINN & SONS, INC.
THWEATT FUNERAL INSURANCE COMPANY, INC.
TMJ LAND, INC.
TYLER MEMORIAL FUNERAL HOME AND CHAPEL, INC.
UNISERVICE CORPORATION
UNIVERSAL MEMORIAL CENTERS I, INC.
UNIVERSAL MEMORIAL CENTERS II, INC.
UNIVERSAL MEMORIAL CENTERS III, INC.
UNIVERSAL MEMORIAL CENTERS V, INC.
UNIVERSAL MEMORIAL CENTERS VI, INC.
VANCOUVER FUNERAL CHAPEL, INC.
WACO MEMORIAL PARK, INC.
WASATCH LAND AND IMPROVEMENT COMPANY
WESTMINSTER GARDENS, INC.
WFG LIQUIDATION CORPORATION
WIEN & WIEN, INC.
WITZKE FUNERAL HOMES, INC.
WMP, INC.
WOODLAWN CEMETERY OF CHICAGO, INC.
WOODLAWN MEMORIAL PARK, INC.
WORKMAN MILL INVESTMENT COMPANY
WPALM, INC.
ZS ACQUISITION, INC.
[Schedule 1 to Signature Page]